UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 27, 2011

SUSPECT DETECTION SYSTEMS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-141211	98-0511645
(Commission File Number)	(IRS Employer Identification No.)

150 West 56th Street, Suite 4005,  New York, NY 10019
 (Address of Principal Executive Offices, Zip Code)

(212) 977-4126
 (Registrant's Telephone Number, Including Area Code)

Not applicable
__________________________________

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01 Entries into a Material Definitive Agreements and Exhibits

On June 27, 2011, Suspect Detection Systems Inc. (the "Company”) entered into a Share Purchase Agreement with Shabtai Shoval (“Shoval”), a shareholder of Suspect Detection Systems, Ltd. (“SDS”) and its chief executive officer. Pursuant to the Agreement, Shoval will sell and transfer to the Company all shares of SDS held by him on the date of the Agreement, namely, NIS 0.01 par value 750,000 ordinary shares, which constitute 27.2% of SDS’s outstanding shares as of the date of the agreement. In consideration for the shares, the Company will pay Shoval $1,174,500 (“Purchase Price”) which shall be paid in 35 installments as described in schedule 3.1.5 of the (please see exhibit 10.13 for more details) .Shares shall only be transferred to the Company upon (1) the payment of fifty percent (50%) of the Purchase Price plus any and all accrued and outstanding interest as of the date of payment and/or (2) the passing of five (5) years from the date of closing provided that prior to such time, payment of no less than $225,000 on the account of the purchase price shall have been made to Shoval, plus any and all accrued and outstanding interest. The Company may defer the payment of all or a portion of any of the installments (except for the first installment, which will be payable on the day of the closing)  if and to the extent: (i) prior to the payment of $225,000 on the account of the aggregate purchase price to Shoval (the “Initial Threshold Amount”) the obtainable cash (cash or cash equivalents less any amounts of signed checks or any other instruments that were issued or wire transfer instructions which were executed as of the payment date of the relevant Installment) is less than the Initial Threshold Amount; or (ii) following payment of the Initial Threshold Amount, if the obtainable cash as of the payment date of the relevant Installment is less than $500,000 as of the relevant payment date.

The foregoing description of the Share Purchase Agreement and its schedules are qualified in their entirety by reference to such documents, copies which are attached as Exhibits 10.11- 10.20 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSPECT DETECTION SYSTEMS INC.

By:	/s/ Gil Boosidan
Name: Gil Boosidan
Title: Chief Executive Officer
Date:  June 30, 2011

Exhibit No.            Description

Exhibit 10.11          Share Purchase Agreement with Shabtai Shoval

Exhibit 10.12          Exhibit B - Trade Names and Trade Marks

Exhibit 10.13          Schedule 3.1.5 - Payment Schedule

Exhibit 10.14          Schedule 4 – Disclosures

Exhibit 10.15          Schedule 4.8 – Cap table

Exhibit 10.16          Schedule 4.13 – Directors of the Company

Exhibit 10.17          Schedule 4.15.5A – Employee IP List

Exhibit 10.18          Schedule 4.15.5B – propriety and non-competition agreement

Exhibit 10.19          Schedule 4.19 – Employees and consultants

Exhibit 10.20          Schedule 4.20 – Material agreements